UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2024

Bellerophon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Verdolino & Lowey, P.C. 124 Washington Street, Suite 101 Foxborough, MA	02035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLPH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry Into a Material Definitive Agreement

On January 25, 2024, Bellerophon Therapeutics, Inc. (the “Company”) entered into a Subscription and Investment Representation Agreement (the “Subscription Agreement”) with a single accredited investor (the “Subscriber”), pursuant to which the Company agreed to issue and sell one share of the Company’s Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), to the Subscriber for $1.00 in cash. The sale was completed and settled on January 25, 2024. The Subscription Agreement contains customary representations and warranties and certain indemnification rights and obligations of the parties.

Additional information regarding the rights, preferences, privileges and restrictions applicable to the Series A Preferred Stock is set forth under Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing summary of the Subscription Agreement does not purport to be complete and is subject to, and qualified in its entirety by, such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. Based in part upon the representations of the Subscriber in the Subscription Agreement, the offering and sale of the Series A Preferred Stock was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modifications to Rights of Security Holders

The disclosure required by this Item is included in Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2024, the Company filed a certificate of designation (the “Certificate of Designation”) with the Secretary of State of the State of Delaware designating, effective as of the time of filing, the rights, preferences, privileges and restrictions of one share of Series A Preferred Stock. The Certificate of Designation provides that each share of Series A Preferred Stock will have a number of votes equal to the number of outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on the record date for determining stockholders entitled to vote, and will vote together with the outstanding shares of Common Stock as a single class exclusively with respect to (i) any proposal to approve the liquidation and dissolution of the Company and any related plan of liquidation and dissolution (the “Dissolution Proposal”), (ii) any proposal to adjourn any meeting of stockholders called for the purpose of voting on the Dissolution Proposal, or (iii) any other matter the Board determines (in its sole discretion) is related to the Dissolution Proposal. The Series A Preferred Stock will be voted on any such proposals in a manner proportionate to that in which all shares of Common Stock present, in person or by proxy, at the meeting and entitled to vote on the proposals described above are voted with respect thereto, such that the votes reflect the voting results with respect to “shares voted for,” “shared voted against,” and “shares abstained” (if any) proportionate to such aggregate voting results on such voting proposals. The Series A Preferred Stock otherwise has no voting rights except as otherwise required by the General Corporation Law of the State of Delaware.

The Series A Preferred Stock is not convertible into shares of Common Stock or any other class or series of stock of the Company. In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive, in priority to any distributions to the holders of Common Stock, out of the assets, whether capital or surplus, of the Company an amount equal to $0.01 in the aggregate. The holder of the Series A Preferred Stock will not be entitled to receive dividends of any kind.

Unless prohibited by Delaware law by virtue of a lack of sufficient surplus, legally available funds or otherwise and subject to the fiduciary duties of the Board of Directors of the Company, the outstanding shares of Series A Preferred Stock may be redeemed at any time upon the order of the Board of Directors in its sole discretion. Upon such redemption, the holders of the Series A Preferred Stock will receive consideration of $0.01 in cash.

The foregoing summary of the Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, such document, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

Rescheduled Special Meeting to Approve Dissolution Proposal

On January 22, 2022, the Company announced that it had rescheduled its special meeting to, among other things, consider and vote on the Dissolution Proposal.

The Company has rescheduled the special meeting to March 1, 2024 and declared a new record date of the close of business on February 5, 2024 for the special meeting. Only stockholders of record holding shares of Common Stock or Series A Preferred Stock as of the close of business on the new record date are entitled to notice of, and to vote at, the special meeting or any adjournments thereof. The Company will mail a notice of meeting, original proxy statement and proxy statement supplement to stockholders of record and stockholders who hold shares in street name through a bank, broker or other institution, in each case as of the new record date.

Additional Information and Where to Find It

In connection with the special meeting described above, the Company filed a definitive proxy statement with the Securities and Exchange Commission on November 6, 2023 and in connection with the rescheduled meeting the Company will file with the Securities and Exchange Commission a supplement to the definitive proxy statement. This press release does not contain all the information that should be considered concerning the matters to be considered at the special meeting, including the proposed Dissolution Proposal, and is not intended to form the basis of any investment decision or any other decision in respect of such matters.

The Company’s stockholders and other interested persons are advised to read the definitive proxy statement and, when available, the proxy supplement, and any amendments thereto, and any other documents filed in connection with the matters to be considered at the special meeting, including the proposed Dissolution Proposal, as these materials will contain important information about the Company and such matters. The Company’s stockholders will also be able to obtain copies of these documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to the Company’s corporate secretary at Verdolino & Lowey, P.C. at 124 Washington St., Suite 101, Foxborough, Massachusetts 02035, Attention: Bellerophon Therapeutics.

Participants in Solicitation

The Company has engaged Georgeson LLC to assist us with the solicitation of proxies in connection with the special meeting.

The Company and its directors and executive officers may also be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Annual Report for the year ended December 31, 2022 on Form 10-K, as amended, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of the Company’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the definitive proxy statement, proxy supplement and any amendments thereto and any other documents filed in connection with the rescheduled special meeting when available.

Forward Looking Statements

Certain information contained in this press release includes “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, including statements related to the rescheduled special meeting. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including, among other, the failure to obtain stockholder approval of the proposed Plan of Dissolution, and various other factors. For a more detailed description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, please refer to our most recent Quarterly Reports on Form 10-Q and the definitive proxy statement filed on November 6, 2023. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation of Series A Preferred Stock dated January 25, 2024

10.1	Form of Subscription and Investment Representation Agreement dated January 25, 2024

104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2024	BELLEROPHON THERAPEUTICS, INC.

	By:	/s/ Craig Jalbert
Name: Craig Jalbert
Title: President